ANNUAL REPORT  MAY 31, 2000

Prudential
Natural Resources Fund, Inc.

FUND TYPE Global Stock
OBJECTIVE Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Natural Resources Fund seeks long-term growth of capital by investing primarily in foreign and domestic companies that own, explore, mine, process, or develop natural resources, or provide goods and services for those industries. These resources include precious metals; ferrous and nonferrous metals; strategic metals; hydrocarbons such as oil, gas, and coal; and timberland. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
    Sectors expressed as a percentage of
net assets as of 5/31/00
        39.1%   Oil & Gas Exploration/Production
        21.3    Miscellaneous
        16.1    Platinum
         8.4    Oil & Gas Services
         7.9    Gold
         2.6    Metals-Nonferrous
         2.3    Investment Companies
         1.7    Forest Products & Paper
         0.6    Cash & Equivalents

Ten Largest Holdings
    Expressed as a percentage of
    net assets as of 5/31/00
    6.1%    Stillwater Mining Co.
        Metals-Nonferrous
    5.9    Impala Platinum Holdings Ltd.
        Platinum
    5.2    Smith International, Inc.
        Oil & Gas Services
    5.2    BJ Services Co.
        Oil & Gas Services
    4.9    Dynegy, Inc.
        Oil & Gas Exploration/Production
    4.4    Newfield Exploration Co.
        Oil & Gas Exploration/Production
    4.1    Anglo American Platinum Corp. Ltd.
        Platinum
    3.9    Maverick Tube Corp.
        Oil & Gas Production/Pipeline
    3.5    Alberta Energy Co., Ltd.
        Oil & Gas Exploration/Production
    3.2    Western Gas Resources, Inc.
        Oil & Gas Production/Pipeline
www.prudential.com   (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                         As of 5/31/00
               One      Five        Ten       Since
               Year     Years      Years    Inception2
Class A       37.25%    69.23%    135.01%     125.90%
Class B       36.14     62.93     117.82      136.39
Class C       36.14     62.93      N/A         74.42
Class Z       37.57      N/A       N/A         29.85
Lipper Nat.
Res. Fund
Subset Avg.3  24.68     64.89     126.35       ***


Average Annual Total Returns1    As of 6/30/00
                One     Five      Ten       Since
                Year    Years    Years    Inception2
    Class A    16.35%    9.36%   8.27%      7.32%
    Class B    16.56     9.52    8.00       6.76
    Class C    19.34     9.44    N/A        9.19
    Class Z    22.85     N/A     N/A        6.43

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 9/28/87;
Class C, 8/1/94; and Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Natural Resources Fund Subset category, which includes funds that invest more than 65% of their equity commitment in natural resources stocks, and excludes funds with a greater than 75% energy weighting. The
Lipper average is unmanaged. Funds in the Natural
Resources category invest more than 65% of their assets in natural resources stocks.

***Lipper Since Inception returns are 119.35% for Class
A, 100.06% for Class B, 59.53% for
Class C, and 20.49% for Class Z, based on all funds in each share class.

(LOGO)                  July 17, 2000

Dear Shareholder,
The global demand for natural resources picked up when
Asian economies recovered and the growth of European economies accelerated. The Prudential Natural Resources Fund's Class A shares returned 37.25% over the 12 months ended May 31, 2000-30.38% to those paying the maximum one-time Class A share sales charge during the period.
The Class A share return was almost 13 percentage points ahead of its Lipper benchmark of comparable funds.
The Fund's substantial outperformance came primarily from having anticipated the significant increase in energy prices. Its investments in oil service companies, energy exploration and production, natural gas pipelines, and related companies had high returns. Its palladium and platinum investments also benefited from a tight supply/demand balance. The Fund's gold holdings, which have detracted from its performance in recent years, were essentially neutral this period, as the Fund's position was reduced substantially. The following report explains why this change was made, and provides the Investment Adviser's overall view of the natural resources markets.

Yours sincerely,

John R. Strangfeld, President
Prudential Natural Resources Fund, Inc.

Prudential Natural Resources Fund, Inc.

Annual Report    May 31, 2000

Investment Adviser's Report

Monitoring inventories
El Nino (the warming of the Pacific Ocean surface current that passes the west coast of the Americas), the Asian economic slowdown, and excess Organization of Petroleum
Exporting Countries (OPEC) production all contributed to extremely weak energy prices in 1998 and the start of 1999. Oil prices fell as low as $11 a barrel, forcing significant cutbacks in spending on exploration and production. As the growth of oil production slowed, demand gradually picked up with the recovery of Asian economies, and both oil and natural gas inventories dropped dramatically. Responding to these developments, energy prices rose steeply over our reporting year: heating oil futures rose 194%, crude oil futures were up 93%, and natural gas futures gained 33%.
We anticipated the surge in energy prices, adding significant positions in industries we thought would benefit from the rise. Our performance benefited substantially.

Oil Inventories and Prices
(GRAPH)

--  U.S. Primary Inventory in Thousands (000) of Barrels
--- Price of Oil-Dollars per Barrel
//  Source: American Petroleum Institute
//  Source: Bridge Data Systems

The chart does not reflect performance of the Prudential
Natural Resources Fund. Past performance is not indicative of future results.

Prudential Natural Resources Fund, Inc.
Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 5/31/00
6.1%    Stillwater Mining Co./Metals-Nonferrous
Operates the only significant palladium and platinum mine outside the Republic of South Africa and Russia.
Palladium is primarily used in automobile catalytic converters, and new supplies have not kept up with the world demand. Net sales for the first quarter of 2000 were 61% above a year earlier, and earnings were up 86%.

5.9%    Impala Platinum Holdings Ltd./Platinum
Operates a platinum mine in South Africa that is the world's second largest. Shares gained 45% over our reporting period, as earnings more than doubled. We expect earnings to double again this year.

5.2%    Smith International, Inc./Oil & Gas Services
Provider of "downhole" drilling services (drill bits, drilling mud, tools). Usually the first to see revenue and earnings grow when drilling activity increases. Smith's earnings in the first quarter of 2000 were up 64% from a year earlier. The share price rose 83% over our reporting period.

5.2%    BJ Services Co./Oil & Gas Services
Although BJ provides different services than Smith, BJ's services (pressure pumping and cementing) also are very sensitive to increases in drilling activity. Sales in the first half of BJ's fiscal year 2000 are up 32%, while earnings soared 400%. Shares rose 160% over our reporting period.

4.9%    Dynegy, Inc./Oil & Gas Exploration/Production
Dynegy bought Illinova in February 2000, and now has more than 14,000 megawatts of generating power. It has emerged as one of the trading powerhouses in natural gas and electricity. Earnings should grow substantially as volatility in both these markets increases. First-quarter earnings more than doubled in 2000 over 1999.

Holdings are subject to change.

www.prudential.com            (800) 225-1852

Annual Report    May 31, 2000

The largest impact was on our oil service holdings-including BJ Services, Smith International (see Comments on Largest Holdings), and Bouygues. These companies saw immediate revenue growth when drilling activity picked up. On average, 15% of our invested assets were in oil service companies, with an average return over the period of 97%. We think drilling activity will continue strongly over the next year or two, and oil service companies will continue to benefit. Although these stocks have risen significantly, we see substantial continued earnings and stock price appreciation ahead.

One of our best performing oil service stocks was Maverick Tube, which makes the specialized steel tubing used to surround well bores during drilling. Its business is strongly correlated with the pace of drilling activity. We bought it in 1999 when its earnings were significantly below the prior year's and its share price was very depressed-it was our largest new position. We benefited as the demand for tubing increased and earnings rose.

Natural gas exploration and production companies-including Alberta Energy, Devon Energy, Rio Alto
Exploration, and Newfield Exploration-also had significant gains over our reporting period. Natural gas pipeline stocks, such as Dynegy and Western Gas
Resources, also rose (see Comments on Largest Holdings).
Among gas pipeline companies, we had a particularly substantial gain on our shares of KN Energy, which was taken over by Kinder Morgan, Inc.

Metals-mostly precious
We reduced our gold holdings by about 50% over the last year to 8% of net assets. We underestimated the willingness of central banks to sell their gold reserves even at the very low recent prices. Central bank gold sales have prevented gold prices from rising, even though gold demand far exceeds world mine supply. We remain extremely bullish long term on gold;
however, until central bank sales end, gold prices will remain constrained. In the meantime, we will pursue what we believe are better investment opportunities in today's markets.

Prudential Natural Resources Fund, Inc.

Annual Report    May 31, 2000

Even though gold prices were weak, our gold holdings had a negligible impact on our return this period. Declining stocks were largely offset by our gains on shares that did do well. Acacia Resources, an Australian gold producer, was taken over at a 22% premium. Over our entire reporting period, Acacia's shares rose 66%.
Investors are beginning to differentiate between gold companies that have sold forward large amounts of their gold reserves-committing future production at today's prices-and those that haven't. If the price of gold rises significantly in the future, which we expect, companies that have unhedged production will show significant earnings growth, whereas companies that have sold forward will not. Recognizing that today's gold price is probably unsustainably low, investors have been pushing up the share prices on the few companies that remain unhedged.
Newmont Mining, which has little hedging and which is by far the Fund's largest gold holding, rose 30%.

We also remain bullish on the long-term prospects of silver prices. We added to our holdings of Apex Silver
Mines, which we expect to become one of the world's largest, lowest-cost silver producers.

About a fifth of our holdings (on average over the period) were in platinum and palladium stocks, and these continued to perform well-up about 10% as a group. Aside from jewelry, the demand for palladium for automobile catalytic converters continues to grow. Moreover, Russian platinum inventories, which have supplied a significant portion of world demand over the last five years, appear to have run out. The price of platinum advanced 50% over our reporting period. Although we took some profits in Impala Platinum and Stillwater Mining, these are still the largest positions in the Fund (see Comments on Largest Holdings) and we continue to have high expectations for them. The Russians seemed determined to maximize the revenue from whatever stockpiles they have left. (Although their platinum stockpile may be exhausted, their palladium stockpile may still be significant.) World demand for both metals should increase substantially in the next several years.
Overall, the story of platinum group metals continues to be very exciting.

www.prudential.com     (800) 225-1852

Among other metals, our returns were hurt by the poor performance of Kaiser Aluminum and by Freeport-McMoRan
Copper & Gold-which declined sharply because of political instability in Indonesia, where it operates the world's largest gold mine. Our performance was helped by a gain on the sale of Comalco, an Australian aluminum producer, which was taken over.

Looking Ahead
Our expectations for both oil and natural gas over the next few years are higher than the consensus view. Most investors believe that $30 per barrel of oil and $3 per million cubic feet of gas are unsustainable prices. We disagree. Given the low level of capital spending in this industry over the last several years, we think energy prices will remain strong, and energy stocks will be rewarding investments. About 61% of our holdings at period end were energy-related.

Prudential Natural Resources Fund Management Team

Prudential Natural Resources Fund, Inc.
Annual Report    May 31, 2000

Financial

    Statements

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2000

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.4%
Common Stocks  98.9%
-------------------------------------------------------------------------------------
Australia  1.0%
     296,100   Anaconda Nickel Ltd.(a)                                $      398,296
     230,801   Capral Aluminium NL                                           294,606
      94,300   Delta Gold Ltd.                                                77,188
      19,480   Zimbabwe Platinum Mines Ltd.(a)                                 3,791
                                                                      --------------
                                                                             773,881
-------------------------------------------------------------------------------------
Canada  19.8%
      63,500   Agnico-Eagle Mines Ltd.                                       334,813
      73,400   Alberta Energy Co., Ltd.                                    2,843,803
      65,800   Anderson Exploration Ltd.(a)                                1,214,290
      96,800   Arizona Star Resource Ltd.(a)                                  49,101
      76,200   Atna Resources Ltd.(a)                                         30,006
       9,786   Avid Oil & Gas Ltd.(a)                                         20,247
     285,900   Beau Canada Exploration Ltd.(a)                               324,388
      99,700   Black Hawk Mining, Inc.(a)                                      5,323
      32,000   Cabre Exploration Ltd.(a)                                     320,363
      98,300   Cambior, Inc.                                                  47,238
      40,300   Cameco Corp.                                                  551,392
      37,900   Canadian Natural Resources Ltd.(a)                          1,201,528
      89,600   Crestar Energy, Inc.(a)                                     1,330,575
      20,800   Francisco Gold Corp.(a)                                        76,353
     105,400   Gabriel Resources Ltd.(a)                                     200,487
      88,700   Greenstone Resources Ltd.(a)                                    1,774
     162,300   IAMGOLD Corp.(a)                                              298,429
      39,500   Inco Ltd.                                                     641,875
     298,300   Kinross Gold Corp.(a)                                         288,684
      95,400   Meridian Gold, Inc.(a)                                        534,846
      20,000   Potash Corp. of Saskatchewan, Inc.                          1,157,500
     102,481   Ranger Oil Ltd.(a)                                            519,826
     379,675   Repadre Capital Corp.(a)                                      405,446
     126,500   Rio Alto Exploration Ltd.(a)                                2,528,649
      10,620   Talisman Energy, Inc.                                         340,225
      83,100   TimberWest Forest Ltd.(a)                                     568,494

    See Notes to Financial Statements                                      9

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     188,500   Tiomin Resources, Inc.(a)                              $       69,195
     100,200   TVX Gold, Inc.(a)                                              50,157
                                                                      --------------
                                                                          15,955,007
-------------------------------------------------------------------------------------
Cayman Islands  2.6%
     186,200   Apex Silver Mines Ltd.(a)                                   2,141,300
-------------------------------------------------------------------------------------
France  1.3%
      21,315   Bouygues Offshore S.A.                                      1,036,667
-------------------------------------------------------------------------------------
Ghana  0.0%
         465   Ashanti Goldfields Ltd. (GDR)                                     785
-------------------------------------------------------------------------------------
Japan  2.3%
      50,000   Globaly Corp.                                                 556,199
      47,000   Kobayashi Yoko Co., Ltd.                                      435,690
     127,000   Nihon Unicom Corp.                                            833,520
                                                                      --------------
                                                                           1,825,409
-------------------------------------------------------------------------------------
New Zealand  0.3%
     546,888   Fletcher Challenge Ltd.                                       205,569
-------------------------------------------------------------------------------------
South Africa  12.8%
     120,400   Anglo American Platinum Corp. Ltd.(a)                       3,340,958
      17,276   AngloGold Ltd.                                                690,518
      11,492   AngloGold Ltd.                                                437,439
     363,400   Avgold Ltd.(a)                                                159,357
      26,300   Durban Roodepoort Deep Ltd.(a)                                 26,091
      30,976   Gold Fields Ltd. (ADR)                                        121,968
      34,000   Harmony Gold Mining Co. Ltd. (ADR)                            166,813
      75,800   Harmony Gold Mining Co., Ltd.                                 370,540
     143,800   Impala Platinum Holdings Ltd.                               4,817,282
     108,000   Randgold & Exploration Co., Ltd.(a)                           111,801
      52,500   Western Areas Ltd.(a)                                         111,714
                                                                      --------------
                                                                          10,354,481
-------------------------------------------------------------------------------------
United Kingdom  0.9%
      52,000   Stolt Offshore S.A.(a)                                        767,000

    10                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
United States  57.9%
      58,500   BJ Services Co.(a)                                     $    4,190,062
      21,300   Boise Cascade Corp.                                           620,363
      19,200   Brigham Exploration Co.(a)                                     48,000
      20,450   Burlington Resources, Inc.                                    935,588
      43,050   Cross Timbers Oil Co.                                         874,453
      31,800   Devon Energy Corp.                                          1,902,037
      51,779   Dynegy, Inc.                                                3,993,455
      95,000   Freeport-McMoRan Copper & Gold, Inc., Class A(a)              849,063
      20,200   FX Energy, Inc.(a)                                            156,550
      57,100   Golden Star Resources Ltd.(a)                                  46,394
      49,400   Grant Prideco, Inc.(a)                                      1,148,550
     191,400   Kaiser Aluminum Corp.                                         849,338
      78,200   Kinder Morgan, Inc.                                         2,551,275
      29,300   Marine Drilling Cos., Inc.(a)                                 842,375
      89,000   Maverick Tube Corp.(a)                                      3,131,687
      29,700   McMoRan Exploration Co.(a)                                    462,206
      27,400   Miller Exploration Co.(a)                                      39,388
      17,900   NATCO Group, Inc.(a)                                          170,050
      84,100   Newfield Exploration Co.(a)                                 3,521,687
      65,011   Newmont Mining Corp.                                        1,499,316
      28,700   Noble Affiliates, Inc.                                      1,128,269
      42,800   Nuevo Energy Co.(a)                                           826,575
      20,000   Pennaco Energy, Inc.(a)                                       305,000
      69,886   Pioneer Natural Resources Co.                               1,043,922
      25,000   Santa Fe Snyder Corp.(a)                                      315,625
      53,500   Smith International, Inc.(a)                                4,229,844
     176,800   Stillwater Mining Co.(a)                                    4,961,450
      29,200   Swift Energy Co.(a)                                           750,075
      19,140   Talisman Energy, Inc.                                         620,854
      94,200   TransCoastal Marine Services, Inc.(a)                          47,100
      49,400   Weatherford International, Inc.(a)                          2,127,287
     114,300   Western Gas Resources, Inc.                                 2,593,181
                                                                      --------------
                                                                          46,781,019
                                                                      --------------
               Total common stocks (cost US$59,853,451)                   79,841,118
                                                                      --------------

    See Notes to Financial Statements                                     11

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Warrants(a)  0.2%
-------------------------------------------------------------------------------------
Canada
     120,800   Kap Resources Ltd.,
                Expiring 8/3/00 @ CAD2                                $          806
-------------------------------------------------------------------------------------
South Africa
      19,342   Durban Roodepoort Deep Ltd.,
                Expiring 6/30/02 @ ZAR6,000                                    4,172
-------------------------------------------------------------------------------------
Cayman Islands  0.2%
      75,000   Apex Silver Mines Ltd.,
                Expiring 11/02/04 @ US$18                                    150,000
                                                                      --------------
               Total warrants (cost US$81,640)                               154,978
                                                                      --------------
Covertible Bonds  0.3%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
South Africa
$        300   Randgold Finance BVI Ltd.,
                Sec'd Gtd., 7.50%, 9/30/01 (cost US$300,350)                 226,500
                                                                      --------------
               Total long-term investments (cost US$60,235,441)           80,222,596
                                                                      --------------
SHORT-TERM INVESTMENT  1.0%
-------------------------------------------------------------------------------------
Repurchase Agreement
$        827   Joint Repurchase Agreement Account,
                6.31%, 6/1/00 (cost US$827,000; Note 5)                      827,000
                                                                      --------------
               Total Investments  100.4%
                (cost US$61,062,441; Note 4)                              81,049,596
               Liabilities in excess of other assets (0.4%)                 (303,657)
                                                                      --------------
               Net Assets  100%                                       $   80,745,939
                                                                      --------------
                                                                      --------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
    12                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2000 was as follows:
American Oil & Gas.....................................................   24.8%
Platinum...............................................................   16.1
Gas Pipelines..........................................................   15.4
Canadian Oil & Gas.....................................................   14.3
Gold...................................................................    7.9
Oil Services...........................................................    8.4
Silver.................................................................    2.8
Nonferrous Metals......................................................    2.6
Financial Services.....................................................    2.3
Forest Products........................................................    1.7
Aluminum...............................................................    1.4
Chemicals..............................................................    1.4
Joint Repurchase Agreement Account.....................................    1.0
Gold Mining Finance....................................................    0.3
                                                                         -----
                                                                         100.4
Liabilities in excess of other assets                                     (0.4)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     13

       Prudential Natural Resources Fund, Inc.
             Statement of Assets and Liabilities

                                                                     May 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $61,062,441)                             $81,049,596
Foreign currency, at value (cost $29,798)                                 29,843
Cash                                                                      21,480
Receivable for investments sold                                          301,190
Dividends and interest receivable                                         67,137
Receivable for Fund shares sold                                           21,292
Other assets                                                               1,307
                                                                     ------------
      Total assets                                                    81,491,845
                                                                     ------------
LIABILITIES
Payable for investments purchased                                        299,938
Payable for Fund shares reacquired                                       195,960
Accrued expenses                                                         147,567
Management fee payable                                                    50,298
Distribution fee payable                                                  46,240
Withholding taxes payable                                                  5,903
                                                                     ------------
      Total liabilities                                                  745,906
                                                                     ------------
NET ASSETS                                                           $80,745,939
                                                                     ------------
                                                                     ------------
Net assets were comprised of:
   Common stock, at par                                              $    54,757
   Paid-in capital in excess of par                                   70,226,992
                                                                     ------------
                                                                      70,281,749
   Accumulated net realized loss on investments                       (9,521,591 )
   Net unrealized appreciation on investments and foreign
      currencies                                                      19,985,781
                                                                     ------------
Net assets, May 31, 2000                                             $80,745,939
                                                                     ------------
                                                                     ------------

    14                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                      May 31, 2000
-----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($28,970,687 /
      1,863,564 shares of common stock issued and outstanding)              $15.55
   Maximum sales charge (5% of offering price)                                 .82
   Maximum offering price to public                                         $16.37
Class B:
   Net asset value, offering price and redemption price per share
      ($46,229,891 / 3,245,565 shares of common stock issued and
      outstanding)                                                          $14.24
Class C:
   Net asset value and redemption price per share ($2,078,247 /
      145,903 shares of common stock issued and outstanding)                $14.24
   Sales charge (1% of offering price)                                         .14
   Offering price to public                                                 $14.38
Class Z:
   Net asset value, offering price and redemption price per share
      ($3,467,114 / 220,648 shares of common stock issued and
      outstanding)                                                          $15.71

    See Notes to Financial Statements                                     15

       Prudential Natural Resources Fund, Inc.
             Statement of Operations

                                                                      Year Ended
                                                                     May 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $32,217)           $   916,206
   Interest                                                               38,553
                                                                     ------------
      Total income                                                       954,759
                                                                     ------------
Expenses
   Management fee                                                        575,291
   Distribution fee--Class A                                              66,436
   Distribution fee--Class B                                             457,281
   Distribution fee--Class C                                              18,513
   Transfer agent's fees and expenses                                    159,000
   Custodian's fees and expenses                                         145,000
   Reports to shareholders                                                38,000
   Audit fee                                                              32,000
   Legal fees and expenses                                                15,000
   Directors' fees and expenses                                           13,000
   Miscellaneous                                                           3,187
                                                                     ------------
      Total expenses                                                   1,522,708
                                                                     ------------
Net investment loss                                                     (567,949 )
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                            (1,325,014 )
   Foreign currency transactions                                         (59,092 )
                                                                     ------------
                                                                      (1,384,106 )
                                                                     ------------
Net change in unrealized appreciation on:
   Investments                                                        25,442,789
   Foreign currencies                                                      6,077
                                                                     ------------
                                                                      25,448,866
                                                                     ------------
Net gain on investments and foreign currencies                        24,064,760
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $23,496,811
                                                                     ------------
                                                                     ------------

    16                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Statement of Changes in Net Assets

                                                           Year Ended May 31,
                                                   ----------------------------------
                                                        2000               1999
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                              $    (567,949)     $   (765,385)
   Net realized loss on investment and foreign
      currency transactions                            (1,384,106)       (7,659,139)
   Net change in unrealized appreciation on
      investments and foreign currencies               25,448,866         6,024,270
                                                   --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                        23,496,811        (2,400,254)
                                                   --------------    ----------------
Distributions in excess of net realized gains
(Note 1)
   Class A                                                     --        (1,117,960)
   Class B                                                     --        (2,576,494)
   Class C                                                     --           (80,678)
   Class Z                                                     --           (59,197)
                                                   --------------    ----------------
                                                               --        (3,834,329)
                                                   --------------    ----------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                       21,466,511        24,126,685
   Net asset value of shares issued in
      reinvestment of distributions                            --         3,391,302
   Cost of shares reacquired                          (35,878,299)      (48,747,757)
                                                   --------------    ----------------
   Net decrease in net assets from Fund share
      transactions                                    (14,411,788)      (21,229,770)
                                                   --------------    ----------------
Total increase (decrease)                               9,085,023       (27,464,353)
NET ASSETS
Beginning of year                                      71,660,916        99,125,269
                                                   --------------    ----------------
End of year                                         $  80,745,939      $ 71,660,916
                                                   --------------    ----------------
                                                   --------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements

      Prudential Natural Resources Fund, Inc., (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in securities the terms of which are related to the market value of a natural resource.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    18

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.
      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.
      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
                                                                          19

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
      Dividends and Distributions:    The Fund expects to pay dividends out of
net investment income and make distributions of any net capital gains, at least annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, foreign currencies and passive foreign investment companies' transactions.
      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign interest, capital gains and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net investment loss by $568,956, increase accumulated net realized loss on investments by $11,657 and decrease paid-in-capital by $580,613 for realized foreign currency losses and tax-basis net operating losses during the fiscal year ended May 31, 2000. Net investment loss, net realized losses and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of
    20

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and Class C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended May 31, 2000.
      PIMS has advised the Fund that it has received approximately $19,900 and $3,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended May 31, 2000. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the year ended May 31, 2000, it received approximately $118,700 and $900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended May 31, 2000.
                                                                          21

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended May 31, 2000, the Fund incurred fees of approximately $137,500 for the services of PMFS. As of May 31, 2000, approximately $11,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
      For the year ended May 31, 2000, Prudential Securities Incorporated ('PSI') earned approximately $1,800 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 2000 aggregated $16,932,246 and $32,045,547, respectively.
      The federal income tax basis of the Fund's investments at May 31, 2000 was $61,761,773 and accordingly, net unrealized appreciation for federal income tax purposes was $19,287,823 (gross unrealized appreciation--$34,568,096 gross unrealized depreciation--$15,280,273).
      For federal income tax purposes, the Fund has a capital loss carryforward as of May 31, 2000 of approximately $8,456,000 of which $2,652,000 expires in 2007 and $5,804,000 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. In addition, the Fund will elect to treat net capital losses and net currency losses of approximately $381,700 and $47,400, respectively, incurred in the seven month period ended May 31, 2000 as having occured in the following fiscal year.
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At May 31, 2000, the Fund had a
 .10% undivided interest in the repurchase agreements in the joint account. The undivided interest for
    22

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

the Fund represented $827,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
      ABN AMRO Incorporated, 6.37%, in the principal amount of $110,000,000, repurchase price $110,019,464, due 6/1/00. The value of the collateral including accrued interest was $112,200,491.
      Bear, Stearns & Co. Inc., 6.37%, in the principal amount of $130,000,000, repurchase price $130,023,003, due 6/1/00. The value of the collateral including accrued interest was $133,856,194.
      Chase Securities Inc., 6.15%, in the principal amount of $114,985,000, repurchase price $115,004,643, due 6/1/00. The value of the collateral including accrued interest was $117,289,066.
      Credit Suisse First Boston Corp., 6.40%, in the principal amount of $90,000,000, repurchase price $90,016,000, due 6/1/00. The value of the collateral including accrued interest was $93,252,694.
      Salomon Smith Barney, Inc., 6.38%, in the principal amount of $220,000,000, repurchase price $220,038,989, due 6/1/00. The value of the collateral including accrued interest was $224,578,626.
      Warburg Dillon Read LLC, 6.20%, in the principal amount of $200,000,000, repurchase price $200,034,444, due 6/1/00. The value of the collateral including accrued interest was $204,004,940.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      The Fund has authorized 500 million shares of common stock $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.
                                                                          23

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.
      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended May 31, 2000:
Shares sold                                                     662,396    $  8,846,281
Shares reacquired                                            (1,206,092)    (15,855,008)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion           (543,696)     (7,008,727)
Shares issued upon conversion from Class B                      294,709       3,858,586
                                                             ----------    ------------
Net decrease in shares outstanding                             (248,987)   $ (3,150,141)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 1999:
Shares sold                                                     595,520    $  6,039,951
Shares issued in reinvestment of distributions                  117,039       1,054,518
Shares reacquired                                            (1,206,598)    (12,234,768)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion           (494,039)     (5,140,299)
Shares issued upon conversion from Class B                      169,618       1,677,347
                                                             ----------    ------------
Net decrease in shares outstanding                             (324,421)   $ (3,462,952)
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Year ended May 31, 2000:
Shares sold                                                     599,846    $  7,325,874
Shares reacquired                                            (1,292,774)    (15,757,225)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion           (692,928)     (8,431,351)
Shares reacquired upon conversion into Class A                 (320,275)     (3,858,586)
                                                             ----------    ------------
Net decrease in shares outstanding                           (1,013,203)   $(12,289,937)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 1999:
Shares sold                                                     649,331    $  6,053,519
Shares issued in reinvestment of distributions                  264,592       2,209,341
Shares reacquired                                            (2,613,295)    (24,183,084)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion         (1,699,372)    (15,920,224)
Shares reacquired upon conversion into Class A                 (182,448)     (1,677,347)
                                                             ----------    ------------
Net decrease in shares outstanding                           (1,881,820)   $(17,597,571)
                                                             ----------    ------------
                                                             ----------    ------------

    24

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended May 31, 2000:
Shares sold                                                      55,232    $    679,122
Shares reacquired                                               (59,300)       (730,825)
                                                             ----------    ------------
Net decrease in shares outstanding                               (4,068)   $    (51,703)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 1999:
Shares sold                                                      52,891    $    495,995
Shares issued in reinvestment of distributions                    8,206          68,521
Shares reacquired                                               (80,079)       (735,284)
                                                             ----------    ------------
Net decrease in shares outstanding                              (18,982)   $   (170,768)
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended May 31, 2000:
Shares sold                                                     340,053    $  4,615,234
Shares reacquired                                              (262,094)     (3,535,241)
                                                             ----------    ------------
Net increase in shares outstanding                               77,959    $  1,079,993
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 1999:
Shares sold                                                     992,042    $ 11,537,220
Shares issued in reinvestment of distributions                    6,482          58,922
Shares reacquired                                            (1,005,635)    (11,594,621)
                                                             ----------    ------------
Net decrease in shares outstanding                               (7,111)   $      1,521
                                                             ----------    ------------
                                                             ----------    ------------

       Prudential Natural Resources Fund, Inc.
             Financial Highlights

                                                                       Class A
                                                                   ---------------
                                                                     Year Ended
                                                                   May 31, 2000(a)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 11.33
                                                                   ---------------
Income from investment operations
Net investment loss                                                       (.04)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          4.26
                                                                   ---------------
      Total from investment operations                                    4.22
                                                                   ---------------
Less distributions
Distributions from net realized gains on investments                        --
Distributions in excess of net realized gains on investments                --
                                                                   ---------------
      Total distributions                                                   --
                                                                   ---------------
Net asset value, end of year                                           $ 15.55
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                         37.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $28,971
Average net assets (000)                                               $26,574
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.53%
   Expenses, excluding distribution and service (12b-1) fees              1.28%
Net investment loss                                                       (.27)%
For Class A, B, C and Z shares:
Portfolio turnover                                                          22%

------------------------------
(a) Calculated based on average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
    26                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
    1999(a)              1998(a)              1997(a)                1996
-------------------------------------------------------------------------------------
    $  11.69             $  16.27             $  17.34             $  13.73
    --------             --------             --------         ----------------
        (.05)                (.08)                (.07)                (.01)
         .20                (2.33)                 .94                 4.42
    --------             --------             --------         ----------------
         .15                (2.41)                 .87                 4.41
    --------             --------             --------         ----------------
          --                (2.17)               (1.94)                (.80)
        (.51)                  --                   --                   --
    --------             --------             --------         ----------------
        (.51)               (2.17)               (1.94)                (.80)
    --------             --------             --------         ----------------
    $  11.33             $  11.69             $  16.27             $  17.34
    --------             --------             --------         ----------------
    --------             --------             --------         ----------------
        2.41%              (14.41)%               5.37%               33.51%
    $ 23,930             $ 28,491             $ 47,054             $ 32,608
    $ 22,683             $ 37,933             $ 40,393             $ 23,106
        1.79%                1.55%                1.48%                1.57%
        1.54%                1.30%                1.23%                1.32%
        (.53)%               (.54)%               (.43)%               (.09)%
          16%                  25%                  53%                  41%

    See Notes to Financial Statements                                     27

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   May 31, 2000(a)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.46
                                                                   ---------------
Income from investment operations
Net investment loss                                                       (.13)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.91
                                                                   ---------------
   Total from investment operations                                       3.78
                                                                   ---------------
Less distributions
Distributions from net realized gains on investments                        --
Distributions in excess of net realized gains on investments                --
                                                                   ---------------
Total distributions                                                         --
                                                                   ---------------
Net asset value, end of year                                           $ 14.24
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                         36.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $46,230
Average net assets (000)                                               $45,728
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.28%
   Expenses, excluding distribution and service (12b-1) fees              1.28%
Net investment loss                                                      (1.04)%

------------------------------
(a) Calculated based on average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
    28                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
    1999(a)              1998(a)              1997(a)                1996
-------------------------------------------------------------------------------------
    $  10.92             $  15.46             $  16.70             $  13.35
----------------         --------         ----------------     ----------------
        (.12)                (.17)                (.19)                (.10)
         .17                (2.20)                 .89                 4.25
----------------         --------         ----------------     ----------------
         .05                (2.37)                 .70                 4.15
----------------         --------         ----------------     ----------------
          --                (2.17)               (1.94)                (.80)
        (.51)                  --                   --                   --
----------------         --------         ----------------     ----------------
        (.51)               (2.17)               (1.94)                (.80)
----------------         --------         ----------------     ----------------
    $  10.46             $  10.92             $  15.46             $  16.70
----------------         --------         ----------------     ----------------
----------------         --------         ----------------     ----------------
        1.64%              (14.96)%               4.51%               32.49%
    $ 44,533             $ 67,029             $111,464             $113,090
    $ 48,644             $ 86,864             $107,361             $ 84,396
        2.54%                2.30%                2.23%                2.32%
        1.54%                1.30%                1.23%                1.32%
       (1.28)%              (1.28)%              (1.18)%               (.84)%

    See Notes to Financial Statements                                     29

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   May 31, 2000(a)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.46
                                                                       -------
Income from investment operations
Net investment loss                                                       (.13)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.91
                                                                       -------
   Total from investment operations                                       3.78
                                                                       -------
Less distributions
Distributions from net realized gains on investments                        --
Distributions in excess of net realized gains on investments                --
                                                                       -------
Total distributions                                                         --
                                                                       -------
Net asset value, end of year                                           $ 14.24
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                         36.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 2,078
Average net assets (000)                                               $ 1,851
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                                2.28%
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                1.28%
Net investment loss                                                      (1.04)%

------------------------------
(a) Calculated based on average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
    30                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                   Year Ended May,
-------------------------------------------------------------------------------------
    1999(a)              1998(a)              1997(a)                1996
-------------------------------------------------------------------------------------
     $10.92               $15.46               $16.70               $13.35
    -------              -------              -------              -------
       (.12)                (.18)                (.19)                (.10)
        .17                (2.19)                 .89                 4.25
    -------              -------              -------              -------
        .05                (2.37)                 .70                 4.15
    -------              -------              -------              -------
         --                (2.17)               (1.94)                (.80)
       (.51)                  --                   --                   --
    -------              -------              -------              -------
       (.51)               (2.17)               (1.94)                (.80)
    -------              -------              -------              -------
     $10.46               $10.92               $15.46               $16.70
    -------              -------              -------              -------
    -------              -------              -------              -------
       1.64%              (14.96)%               4.51%               32.49%
     $1,568               $1,844               $2,542               $1,551
     $1,490               $2,060               $2,041               $  734
       2.54%                2.30%                2.23%                2.32%
       1.54%                1.30%                1.23%                1.32%
      (1.28)%              (1.35)%              (1.18)%               (.84)%

    See Notes to Financial Statements                                     31

       Prudential Natural Resources Fund, Inc.
             Financial Highlights

                                                                Class Z
                                          ----------------------------------------------------
                                                                                 September 16,
                                                                                    1996(d)
                                                  Year Ended May 31,                Through
                                          ----------------------------------        May 31,
                                           2000(a)       1999(a)     1998(a)        1997(a)
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $11.42       $11.76      $16.30         $ 17.08
Income from investment operations
Net investment income (loss)                    --(e)      (.03 )      (.05 )          (.03)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                      4.29          .20       (2.32 )          1.19
                                          ----------     -------     -------     -------------
   Total from investment operations           4.29          .17       (2.37 )          1.16
                                          ----------     -------     -------     -------------
Less distributions
Distributions from net realized gains
   on investments                               --           --       (2.17 )         (1.94)
Distributions in excess of net
   realized gains on investments                --         (.51 )        --              --
                                          ----------     -------     -------     -------------
Total distributions                             --         (.51 )     (2.17 )         (1.94)
                                          ----------     -------     -------     -------------
Net asset value, end of period              $15.71       $11.42      $11.76         $ 16.30
                                          ----------     -------     -------     -------------
                                          ----------     -------     -------     -------------
TOTAL RETURN(b):                             37.57%        2.56 %    (14.12 )%         7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $3,467       $1,630      $1,761         $ 3,140
Average net assets (000)                    $2,552       $1,381      $2,581         $   994
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                1.28%        1.54 %      1.30 %          1.23%(c)
   Expenses, excluding distribution
      and service (12b-1) fees                1.28%        1.54 %      1.30 %          1.23%(c)
Net investment loss                              0%        (.30 )%     (.33 )%         (.18)%(c)

------------------------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
(e) Less than $.005 per share.
    32                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Natural Resources Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Natural Resources Fund, Inc. (the 'Fund') at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 2000

Prudential Natural Resources Fund, Inc.
Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 5/31/00
                       One Year   Five Years    Ten Years    Since Inception
With Sales Charge       30.38%       9.96%        8.36%           7.65%
Without Sales Charge    37.25%      11.10%        8.92%           8.19%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Natural
Resources Fund, Inc. (Class A shares) with a similar investment in the Morgan Stanley Capital International
World Index (MSCI World Index) by portraying the initial account value at the beginning of the ten-year period for Class A shares, and the account value at the end of the current fiscal year (May 31, 2000), as measured on a quarterly basis, beginning in May 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested.
The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years for the past ten years in terms of total annual return.
The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada,
Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI
World Index. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may be very different from those in the Fund. The total returns of the Index would be lower if they included the effect of any sales charges.
The Index is not the only one that may be used to characterize performance of Global Stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com     (800) 225-1852

Class B     Growth of a $10,000 Investment

<GRAPH>

Average Annual Total Returns as of 5/31/00

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge      31.14%       10.12%        8.10%           7.02%
Without Sales Charge   36.14%       10.25%        8.10%           7.02%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Natural
Resources Fund, Inc. (Class B shares) with a similar investment in the Morgan Stanley Capital International
World Index (MSCI World Index) by portraying the initial account value at the beginning of the ten-year period for Class B shares, and the account value at the end of the current fiscal year (May 31, 2000), as measured on a quarterly basis, beginning in May 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on May 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years for the past ten years in terms of total annual return.
The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada,
Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI
World Index. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may be very different from those in the Fund. The total returns of the Index would be lower if they included the effect of any sales charges. The Index is not the only one that may be used to characterize performance of Global Stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential Natural Resources Fund, Inc.
Class C     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 5/31/00
                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge     33.78%       10.03%         N/A            9.82%
Without Sales Charge  36.14%       10.25%         N/A           10.01%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Natural
Resources Fund, Inc. (Class C shares) with a similar investment in the Morgan Stanley Capital International
World Index (MSCI World Index) by portraying the initial account value at the commencement of operations of Class
C shares, and the account value at the end of the current fiscal year (May 31, 2000), as measured on a quarterly basis, beginning in August 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on May 31, 2000; (c) all recurring fees (including management fees) were deducted;
and (d) all dividends and distributions were reinvested.
The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.
The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada,
Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI
World Index. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may be very different from those in the Fund. The total returns of the Index would be lower if they included the effect of any sales charges.
The Index is not the only one that may be used to characterize performance of Global Stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com              (800) 225-1852

Class Z     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 5/31/00
                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge      37.57%        N/A          N/A             7.31%
Without Sales Charge   37.57%        N/A          N/A             7.31%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Natural
Resources Fund, Inc. (Class Z shares) with a similar investment in the Morgan Stanley Capital International
World Index (MSCI World Index) by
portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (May 31, 2000), as measured on a quarterly basis, beginning in September
1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.
The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada,
Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI
World Index. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may be very different from those in the Fund. The total returns of the Index would be lower if they included the effect of any sales charges.
The Index is not the only one that may be used to characterize performance of Global Stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

For More Information
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols    NASDAQ     CUSIP
Class A         PGNAX    743970105
Class B         PRGNX    743970204
Class C         PNRCX    743970303
Class Z         PNRZX    743970402
MF135E

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